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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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          Date of Report (Date of earliest event reported) May 4, 2004




                            VITA FOOD PRODUCTS, INC.
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             (Exact name of registrant as specified in its charter)




           Nevada                         1-12599                36-3171548
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(State or other jurisdiction of   (Commission File Number)     (IRS Employer
       incorporation)                                        Identification No.)




             2222 West Lake Street
               Chicago, Illinois                                60612
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   (Address of principal executive offices)                   (Zip Code)




                                  (312)738-4500
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              (Registrant's telephone number, including area code)


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ITEM 7.   Financial Statements and Exhibits.

     (a)    Financial statements of businesses acquired.

            Not applicable.

     (b)    Pro forma financial information.

            Not applicable.

     (c)    Exhibits.

            See exhibit index attached.

ITEM 12.  Results of Operations and Financial Condition.

     The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

     On May 4, 2004, Vita Food Products, Inc. issued a press release announcing its results of operations for the quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 VITA FOOD PRODUCTS, INC.


Date:    May 4, 2004             By:           //Stephen D. Rubin//
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                                                 Stephen D. Rubin
                                                    President
                                           (Principal Executive Officer)



Date:    May 4, 2004             By:         //Clifford K. Bolen//
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                                                 Clifford K. Bolen
                                         Senior Vice President and Chief
                                                  Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number           Document
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99.1                     Press release dated May 4, 2004.